Cash and cash equivalents	12 Months Ended
Dec. 31, 2025
Cash and cash equivalents [abstract]
Cash and cash equivalents	Cash and cash equivalents

	12/31/2025	12/31/2024
Cash and cash equivalents in foreign currency	2,891,189	770,623
Cash and cash equivalents in national currency	247,183	212,573
Reverse repurchase agreements (a)	663,141	125,198
Total	3,801,513	1,108,394

(a) Refers to operations whose maturity, on the investment date, was equal to or less than 90 days and present an insignificant risk of change in fair value. Due to the short term and low volatility of these financial instruments, no provision for losses was made, since the credit risk is considered minimal and there is no expectation of significant variations in fair value until maturity.